UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 18, 2017

TAUTACHROME INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 18, 2017, Tautachrome Inc. released its KlickZie Final Cryptotoken Whitepaper 2017-12-18 (the “Whitepaper”), announcing this release on its Twitter and Facebook and Instagram social media sites (https://twitter.com/Tautachrome_Inc, https://www.facebook.com/Tautachrome/, http://instagram.com/tautachrome). The Whitepaper describes Company plans to monetize KlickZie imagery with a KlickZie blockchain cryptotoken denoted by the symbol KLK. Updated versions of the Whitepaper, if any, will be published on the Company’s Twitter social media site and in the Company’s Tuatachrome.com website. A copy of the Whitepaper is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the Whitepaper, shall not be deemed "filed" for any purpose and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of an general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	KlickZie Final Cryptotoken Whitepaper 2017-12-18

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME INC.

Date: December 18, 2017	By:	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

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